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                         METROPOLITAN SERIES FUND, INC.

                         Scudder Global Equity Portfolio
                     State Street Research Income Portfolio
                     Loomis Sayles High Yield Bond Portfolio

                        SUPPLEMENT DATED FEBRUARY 6, 2002
                       TO THE PROSPECTUS DATED MAY 1, 2001

The following information supplements the Metropolitan Series Fund, Inc. prospectus dated May 1, 2001. You should keep this Supplement to the Prospectus for future reference.

Scudder Global Equity Portfolio
-------------------------------

Deutsche Bank AG has entered into a definitive agreement to purchase all of the stock of Zurich Scudder Investments, Inc., the sub-investment manager of the Portfolio. The closing (the "Closing") is expected to occur during the first half of 2002. The name of the sub-investment manager is currently expected to change to "Deutsche Investment Management, Inc." As a legal change of control, the Closing will automatically cause the Portfolio's existing Sub-Investment Management Agreement to terminate. On February 5, 2002, the Board of Directors of Metropolitan Series Fund, Inc. (the "Fund") voted unanimously to approve, commencing with the Closing, a new sub-investment management agreement with substantially the same terms and conditions as the existing agreement.

Fund Reorganizations
--------------------

On February 5, 2002, the Board of Directors of the Fund voted unanimously to approve, subject to shareholder approval, the following proposals:

(1) to reorganize the State Street Research Income Portfolio into the State Street Research Bond Income Series of the New England Zenith Fund (the "Zenith Fund "); and

(2) to reorganize the Loomis Sayles High Yield Bond Portfolio into the Lord Abbett Bond Debenture Portfolio of the Met Investors Series Trust (the "Met Investors Trust").

If shareholders of a Portfolio approve the proposal, all of the assets of the Portfolio will be transferred to the respective Zenith Fund Series or Met Investors Trust Portfolio (each, an "Acquiring Fund") and shareholders of each Portfolio will receive shares of the Acquiring Fund in exchange for their shares of the Portfolio. Shareholders of each Portfolio are scheduled to vote on the proposals at a special meeting to be held on April 26, 2002. If approved on that date, the reorganizations are scheduled to occur on April 29, 2002. Shareholders will be mailed information detailing the proposals on or about March 22, 2002. Until then, the operation of the Portfolios will remain unchanged.